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CONSENT OF INDEPENDENT ACCOUNTANTS


Exhibit 23.1


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56033) of Pentegra Dental Group, Inc. of our report dated July 14, 2000 relating to the financial statements, which appears in this Form 10-K.

                                                    PricewaterhouseCoopers LLP


Phoenix, AZ
July 14, 2000






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